UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2019

GENIUS BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or organization) 8383 Wilshire Blvd., Suite 412 Beverly Hills, CA (Address of principal executive offices)	000-54389 (Commission File Number)	20-4118216 (I.R.S. Employer Identification Number) 90211 (Zip Code)

Registrant’s telephone number, including area code: (310) 273-4222

________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNUS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	Entry into a Material Definitive Agreement

On September 18, 2019, Genius Brands International, Inc. (the “Company”) entered into a private transaction (the “Private Transaction”) pursuant to a Warrant Exercise Agreement (the “Agreement”) with the holder of the Company’s existing warrants (the “Original Warrants”). The Original Warrants were originally issued on February 19, 2019, to purchase an aggregate of 945,894 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an exercise price of $2.12 per share and were to expire on February 19, 2020.

Pursuant to the Agreement, the holder of the Original Warrants and the Company agreed that such Original Warrant holder would exercise its Original Warrants in full and the Company would amend the Original Warrants to reduce the exercise price thereof to $0.76 (the “Amended Exercise Price”).

The Company expects to receive approximately $718,879 from the exercise of the Original Warrants.

The foregoing is a summary of the terms of the Agreement and does not purport to be complete. The foregoing summary is qualified in its entirety by reference to the full text of the form of the Agreement, a copy of which is filed herewith as Exhibit 10.1.

The Special Equities Group, LLC, a division of Bradley Woods & Co. LTD., acted as financial advisor on the Private Transaction in consideration for which SEG received $50,321.53.

ITEM 3.02.	Unregistered Sales of Equity Securities.

The response to this item is included in Item 1.01, Entry into a Material Definitive Agreement, and is incorporated herein in its entirety.

ITEM 3.03.	Material Modification to Rights of Security Holders.

The response to this item is included in Item 1.01, Entry into a Material Definitive Agreement, and is incorporated herein in its entirety.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Warrant Exercise Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

By:	/s/ Andrew Heyward
Name:	Andrew Heyward
Title:	Chief Executive Officer

Date: September 18, 2019

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